UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2009
BMP SUNSTONE CORPORATION

(Exact name of registrant specified in its charter)

Delaware	001-32980	20-0434726

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

600 W. Germantown Pike, Suite 400,
Plymouth Meeting, Pennsylvania	19462

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code: (610) 940-1675
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 14, 2009, BMP Sunstone Corporation (the “Company”), entered into amendments of its 12.5% Secured Convertible Notes due July 1, 2011 (the “January Exchange Notes”), its 12.5% March Exchange Secured Convertible Notes due July 1, 2011 (the “March Exchange Notes”), its 12.5% March Cash Secured Convertible Notes due July 1, 2011 (the “March Cash Notes”) and its 12.5% Subordinated Convertible Notes due July 1, 2011 (the “Subordinated Notes”).
     In connection with the amendment of the January Exchange Notes, the Company entered into the Third Agreement to Amend 12.5% Secured Convertible Notes due July 1, 2011 (the “January Exchange Note Amendment”) with certain holders of the January Exchange Notes. Pursuant to the January Exchange Note Amendment, the Company modified certain terms of the January Exchanges Notes to fix the conversion price set forth therein at an amount equal to $3.00 per share of common stock and to add a covenant stating that the Company shall not issue equity, convertible debt or securities convertible into equity at an amount equal to or less than $2.75 per share of common stock (with such $2.75 amount to include the fair value of any option, warrant or similar right offered by the Company and to be adjusted in the manner identical to the adjustment of the conversion price as provided in Section 9 of the January Exchange Notes) until December 31, 2009.
     In connection with the amendment of the March Exchange Notes and the March Cash Notes, the Company entered into the Agreement to Amend 12.5% March Exchange Secured Convertible Notes due July 1, 2011 (the “March Exchange Note Amendment”) with certain holders of the March Exchange Notes and the Second Agreement to Amend 12.5% March Cash Secured Convertible Notes due July 1, 2011 (the “March Cash Note Amendment”) with a certain holder of the March Cash Notes. The terms of the March Exchange Note Amendment and March Cash Note Amendment are substantially similar to the terms of the January Exchange Note Amendment.
     Copies of the January Exchange Note Amendment, March Exchange Note Amendment and March Cash Note Amendment are filed respectively as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report and are incorporated herein by reference.
     In connection with the amendment of the Subordinated Notes, the Company entered into Second Allonges to 12.5% Subordinated Convertible Note due July 1, 2011 (the “Allonges”) with the holders of the Subordinated Notes and the Second Supplemental Indenture (the “Supplemental Indenture”) with The Bank of New York Mellon, as trustee (the “Trustee”). The Allonges modify the terms of the Subordinated Notes, and the Supplemental Indenture modifies the terms of the Indenture (the “Indenture”), dated as of March 16, 2009, by and between the Company and the Trustee, as amended, and the Officer’s Certificate Pursuant to Section 3.01 of the Indenture to fix the conversion price at an amount equal to $3.00 per share of common stock and to add a covenant stating that the Company shall not issue equity, convertible debt or securities convertible into equity at an amount equal to less than $2.75 per share of common stock (with such $2.75 amount to include the fair value of any option, warrant or similar right offered by the Company and to be adjusted in the manner identical to the adjustment of the conversion price as provided in Article XIV of the Indenture) until December 31, 2009.
     Copies of the form of Allonge and the Supplemental Indenture are filed as Exhibit 10.4 and Exhibit 10.5 to this Current Report and are incorporated herein by reference.
     Pursuant to their terms, the January Exchange Note Amendment is effective as of March 12, 2009, the March Exchange Note Amendment is effective as of March 13, 2009 and the March Cash Note Amendment, Supplemental Indenture and Allonges are effective as of March 16, 2009.
Item 3.03. Material Modifications to Rights of Security Holders.
     The description set forth in Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Form of Third Agreement to Amend 12.5% Secured Convertible Notes due July 1, 2011, as entered into on May 14, 2009, by the Company and certain holders of the Company’s 12.5% Secured Convertible Notes due July 1, 2011

Exhibit 10.2	Form of Agreement to Amend 12.5% March Exchange Secured Convertible Notes due July 1, 2011, as entered into on May 14, 2009, by the Company and certain holders of the Company’s 12.5% March Exchange Secured Convertible Notes due July 1, 2011

Exhibit 10.3	Form of Second Agreement to Amend 12.5% March Cash Secured Convertible Notes due July 1, 2011, as entered into on May 14, 2009, by the Company and a certain holder of the Company’s 12.5% March Cash Secured Convertible Notes due July 1, 2011

Exhibit 10.4	Form of Second Allonge, as entered into on May 14, 2009, by the Company and holders of the Company’s 12.5% Subordinated Convertible Notes due July 1, 2011.

Exhibit 10.5	Second Supplemental Indenture, as entered into on May 14, 2009, by the Company and The Bank of New York Mellon, as trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMP SUNSTONE CORPORATION

Date: May 19, 2009	By:	/s/ Fred M. Powell

	Name:	Fred M. Powell
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Form of Third Agreement to Amend 12.5% Secured Convertible Notes due July 1, 2011, as entered into on May 14, 2009, by the Company and certain holders of the Company’s 12.5% Secured Convertible Notes due July 1, 2011

Exhibit 10.2	Form of Agreement to Amend 12.5% March Exchange Secured Convertible Notes due July 1, 2011, as entered into on May 14, 2009, by the Company and certain holders of the Company’s 12.5% March Exchange Secured Convertible Notes due July 1, 2011

Exhibit 10.3	Form of Second Agreement to Amend 12.5% March Cash Secured Convertible Notes due July 1, 2011, as entered into on May 14, 2009, by the Company and a certain holder of the Company’s 12.5% March Cash Secured Convertible Notes due July 1, 2011

Exhibit 10.4	Form of Second Allonge, as entered into on May 14, 2009, by the Company and holders of the Company’s 12.5% Subordinated Convertible Notes due July 1, 2011.

Exhibit 10.5	Second Supplemental Indenture, as entered into on May 14, 2009, by the Company and The Bank of New York Mellon, as trustee